                       Pilgrim America Prime Rate Trust


           [PHOTO OF NEW YORK STOCK EXCHANGE BUILDING APPEARS HERE]


                              SEMI-ANNUAL REPORT

                                AUGUST 31, 1996

                       Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

During the second quarter ended August 31, 1996, Pilgrim America Prime Rate Trust (the "Trust") continued to meet its objective of generating a high level of current income while preserving capital.

PERFORMANCE
Distributions to shareholders during the quarter totaled $0.21 per share, providing a distribution rate of 8.55% based on the average dividend adjusted month end net asset value ("NAV") and 8.35% based on the average month end market price of the Trust's common stock./1/ This compares favorably with the prime lending rate of large commercial banks for their best customers which was 8.25% during the quarter.

The Trust maintained its strong performance position in the loan participation funds category as measured by Lipper Analytical Services, Inc. We are pleased to report that the Trust ranks first as measured by NAV total return for the one, three, and five year measurement periods ended August 31, 1996. The Trust was ranked among a total of seven, six and five funds for the one, three, and five year periods, respectively./2/

For the three and five year periods ended August 31, 1996, the Trust had a five star and a four star Morningstar risk-adjusted performance rating, respectively, when rated among 92 and 63 taxable bond funds. The Trust's overall rating through August 31, 1996 is four stars. For the three and five year periods ended August 31, 1996, the Trust's risk scores placed the Trust first out of 30 and 25 Corporate Bond - General funds, respectively. For the three and five year periods ended August 31, 1996, the Trust's risk scores placed the Trust third out of the entire universe of 416 and 230 closed-end funds, respectively./3/

SECOND QUARTER HIGHLIGHTS
During June the Trust began to borrow under its new revolving credit facility. On August 31, 1996 $197 million was outstanding. During the quarter, the average outstanding borrowings under the facility was $79.8 million. This four year floating rate facility is designed to provide a positive spread on borrowings and to provide maximum flexibility in managing the Trust's portfolio.

                        Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

The borrowing rate under the facility is 0.50% over LIBOR or if lower, the federal funds rate. The Trust also pays a 0.125% fee on any unborrowed amount. Management of the Trust does not intend to borrow unless it believes the investment being purchased yields a return that exceeds both the cost of borrowing and management fees. Another benefit of the credit facility has been the additional investment income generated by substituting unused borrowing capacity under the facility for short term lower yielding investments previously used to satisfy unfunded credit commitments.

During the second quarter, declines and increases in the value of portfolio investments combined to result in a $0.01 decline in the Trust's NAV. While NAV remained relatively stable, the market price of the Trust's shares increased.
At the beginning of the quarter, NAV was $9.61 and the Trust's share price was $9.625, a market premium of 0.16%. On August 31, 1996, NAV was $9.60 and the Trust's shares closed at $9.875, a premium of 2.86%. The average market price premium compared to NAV was 1.65% during the quarter. We believe the premium to NAV is attributable, in part, to the high level of confidence of financial planners, brokers and shareholders in the stable credit quality of senior loans.

The Trust has committed to more than twenty new senior loans during the period including Kmart Corp., Smith's Food & Drug Co., Technetics Corp., Hayes Wheels International, Continental Micronesia, Capital Tool and Design, Banner Aerospace, Panavision International, Inc. and Outdoor Systems, Inc. During the quarter, sales or repayments included Pullman Company, Orion Pictures Corp., Pierce Leahy Corp., National Propane Inc. and Cobblestone Golf Group, Inc.

Non-performing senior loans amounted to 2.50% of net assets on August 31, 1996, compared to 1.93% on May 31, 1996 and 1.58% on February 29, 1996. Management will continue to work vigorously to reduce non-performing senior loans.

OUTLOOK
Our outlook for interest rates continues to be relatively stable. Based on the continued strength of the economy, it is our belief that any movement in interest rates over the next few months will likely be upward. Interest rates on the Trust's senior loans will adjust as short term rates change. Although the Trust's yield will change periodically, the value of the Trust's assets generally will be unaffected as a result of moderate interest rate changes

                        Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

The Trust announced a proposed 1-for-5 non-transferable rights offer on September 16, 1996. We believe that increasing the Trust's assets through the offer will improve the Trust's competitive position within the senior loan market. While there can be no assurance that potential benefits will be realized, improving the Trust's competitive position is intended to: increase income from investments over time; allow the Trust to increase its average investment size while maintaining portfolio diversification; and enhance the Trust's ability to seek opportunities in the secondary senior loan market to generate cash for new investments and to sell senior loans at a profit. We also believe the offer will reduce the Trust's operating costs per share.

This rights offer will afford shareholders the opportunity to purchase additional shares of the Trust at a price that will be below market value and NAV.

The net proceeds from the Offer will be used to pay down the Trust's outstanding borrowings which finance a portion of the senior loan portfolio. This will allow the proceeds to be invested immediately in senior loans owned by the Trust. Following the Offer, we will reborrow for the purpose of investing in new senior loans as long as we believe a profit can be earned. We believe, therefore, that the Trust's monthly dividend will not be reduced as a result of the offer.

The entire Trust management team is grateful to you for your support. As always, we look forward to your comments and questions.

                               Sincerely,

                               /s/ Howard Tiffen

                               Howard Tiffen
                               Senior Vice President and
                               Senior Portfolio Manger
                               Pilgrim America Investments, Inc.
                               October 17, 1996

                       Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
SHAREHOLDER LETTER FOOTNOTES
--------------------------------------------------------------------------------

(1) The distribution rate is calculated by annualizing the dividends declared in each month and dividing the resulting annualized dividend amount by the Trust's net asset value or the NYSE closing price, as applicable at the end of the period.

(2) Lipper Analytical Services, Inc. ranked the Trust for total return, without deducting sales charges and assuming reinvestment of all dividends and capital gains distributions.

(3) Morningstar's taxable bond fund category includes Corporate Bond - General, Government Bond, International Bond and Multisector Bond funds. On Morningstar's risk-adjusted performance rating system, funds falling into the top 10% of all funds within their category are awarded five stars and funds in the next 22.5% receive four stars. Morningstar ratings are calculated from the fund's three, five and ten-year returns (with fee adjustment) in excess of 90-day Treasury bill returns and a risk factor that reflects fund performance below 90-day Treasury bill returns. The ratings are subject to change every month. Morningstar ranks funds within the Corporate Bond - General category and the closed end universe for risk for the three, five and ten-year periods based upon their downside volatility compared to a 90-day Treasury bill.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

     The views expressed in this letter reflect those of the portfolio manager. The manager's views are subject to change at any time based on market and other conditions.

                       Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
STATISTICS AND PERFORMANCE as of August 31, 1996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Portfolio Characteristics

        Net Assets                                      $  867,305,590
        --------------------------------------------------------------
        Assets Invested in Senior Loan Interests        $1,049,886,435*
        --------------------------------------------------------------
        Total Number of Senior Loan Interests                      105
        --------------------------------------------------------------
        Average Amount Outstanding per Loan             $    9,998,918
        --------------------------------------------------------------
        Total Number of Industries                                  28
        --------------------------------------------------------------
        Year to Date Portfolio Turnover Rate                        42%
        --------------------------------------------------------------
        Average Loan Amount per Industry                $   37,495,944
        --------------------------------------------------------------
        Weighted Average Days to Interest Rate Reset           38 days
        --------------------------------------------------------------
        Average Loan Maturity                                67 months
        --------------------------------------------------------------
        Average Age of Loans Held in Portfolio               10 months
        --------------------------------------------------------------

        *Includes loans and other debt received through restructures

--------------------------------------------------------------------------------

-------------------------------------
    Top 10 Industries as a
    % of Total Investments

Aerospace Products & Services  8.9%
General Merchandise Retailing  8.6%
Media/Broadcast                8.3%
Diversified Manufacturing      7.7%
Food Stores                    7.0%
Electronic Equipment           5.7%
Food/Tobacco Products & Serv.  4.8%
Industrial Equipment           4.1%
Healthcare Services            3.9%
Paper Products                 3.7%
-------------------------------------

------------------------------------------
          Top 10 Senior
      Loan Interest Holdings
    as a % of Total Investments

Kmart Corp                           4.7%
Riverwood International Corp.        2.8%
Smith's Food & Drug Co.              2.5%
Favorite Brands International        2.3%
Community Health Systems             1.9%
Graco Children's Products, Inc.      1.9%
Liberty House, Inc.                  1.9%
Ralph's Grocery Co.                  1.7%
MTF Acquisition Corp.                1.7%
Lifestyle Furnishings International  1.6%
------------------------------------------

                       Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
STATISTICS AND PERFORMANCE as of August 31, 1996
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                              DISTRIBUTION RATES

                           SEC 30-Day   SEC 30-Day     Annualized      Annualized
                    Prime   Yield at     Yield at     Distribution    Distribution
Quarter-ended        Rate    NAV/A/       MKT/A/     Rate at NAV/B/  Rate at MKT/B/
------------------------------------------------------------------------------------
November 30, 1995    8.75%   9.17%        9.59%          9.02%          9.43%
------------------------------------------------------------------------------------
February 29, 1996    8.25%   8.08%        8.17%          8.47%          8.57%
------------------------------------------------------------------------------------
May 31, 1996         8.25%   8.26%        8.24%          8.45%          8.44
------------------------------------------------------------------------------------
August 31, 1996      8.25%   8.41%        8.17%          8.56%          8.32%
------------------------------------------------------------------------------------

This table sets forth the Trust's monthly dividend performance which is summarized quarterly.


--------------------------------------------------------------------------------
                         Average Annual Total Returns

                                                        NAV          MKT
-----------------------------------------------------------------------------
Year to Date                                           5.30%        10.68%
-----------------------------------------------------------------------------
1 Year                                                 8.50%        18.14%
-----------------------------------------------------------------------------
3 Years                                                8.63%        10.22%
-----------------------------------------------------------------------------
5 Years                                                7.79%/G/       N/A
-----------------------------------------------------------------------------
Since Trust Inception/E/                               8.58%/G/       N/A
-----------------------------------------------------------------------------
Since Initial Trading on NYSE/F/                        N/A          11.35%
-----------------------------------------------------------------------------

Assumes rights were exercised and excludes sales charges and commissions/C,D/
--------------------------------------------------------------------------------

                      See performance footnotes on page 7

                       Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
PERFORMANCE FOOTNOTES
--------------------------------------------------------------------------------

(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing the dividends declared in each month and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's average annual total returns on an NAV basis with a 3% sales charge and assuming rights were exercised through August 31, 1996 were 7.13% and 8.18% for the five-year and since inception periods, respectively. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. The offering was completed on January 27, 1995.

(E)  Inception Date- May 12, 1988.

(F)  Initial Trading on NYSE- March 9, 1992.

(G)  Reflects Partial Waiver of Fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                       Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
Additional Notes and Information
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Trust shareholders are paid distributions in cash unless they elect to reinvest the payments in additional shares of the Trust, at reduced brokerage commissions, pursuant to the Dividend Reinvestment and Cash Purchase Plan. This Plan also allows shareholders to make periodic cash purchases. For a copy of the Plan, or for more information, contact our Shareholder Service Department at 1-800-331-1080.

KEY FINANCIAL DATES - Calendar 1996 Dividends:


       DECLARATION DATE      EX-DATE          PAYABLE DATE

       January 31            February 8       February 23
       February 29           March 7          March 21
       March 29              April 3          April 18
       April 30              May 8            May 22
       May 31                June 6           June 20
       June 28               July 3           July 18
       July 31               August 8         August 22
       August 30             September 6      September 19
       September 30          October 8        October 23
       October 31            November 7       November 22
       November 29           December 5       December 19
       December 20           December 27      January 13, 1997

       Record date will be two business days after each Ex-Date.
       These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's name changed to Pilgrim America Prime Rate Trust and its cusip number changed to 720906 10 6 effective April 12, 1996. The Trust's NAV and market price are published weekly under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                             SENIOR LOAN INTERESTS
         (Dollar weighted portfolio interest reset period is 38 days)


Principal
  Amount                                                                             Loan           Stated
 (000's)                             Industry/Borrower                               Type          Maturity              Value
 -------                             -----------------                               ----          --------              -----
             Aerospace Products & Services:  8.9%
$   4,528    Atlas Air (air cargo carrier)                                         Revolver        06/30/98          $     4,527,922

   14,546    Aviall, Inc. (aircraft parts distributor)                             Term            11/30/00               14,546,287

   15,000    Banner Aerospace (aerospace fasteners)                                Term B          07/01/03               15,000,000

   15,000    Continental Micronesia (airline)                                      Axel (A)        07/26/03               15,000,000

    8,000    Dallas Airmotive, Inc. (aircraft engine maintenance)                  Term            03/15/01                8,000,000

    8,936    Fiberite, Inc. (plastic composite manufacturer)                       Term B          12/31/01                8,935,714

    2,329    Grimes Aerospace Corp. (aerospace products)                           Revolver        12/31/99                2,328,653

   13,844      Grimes Aerospace Corp.                                              Term            12/31/99               13,844,331

    5,000    Gulfstream Delaware Corp. (aircraft manufacturer)                     Term B          03/31/98                5,000,000

    8,000    Technetics Corp. (aircraft engine components)                         Term            06/20/02                8,000,000

                                                                                                                     ---------------

                                                                                                                          95,182,907

                                                                                                                     ---------------

             Apparel Products:  1.6%
    1,078    Butterick Pattern Co. (sewing aids) (1)                               Term            05/31/96                  646,624

    6,930    Humphreys, Inc. (belts and personal leather goods)                    Term B          11/15/03                6,930,000

    9,696    Scovill Fasteners (metal fasteners for apparel products)              Term B          01/24/03                9,695,596

                                                                                                                     ---------------

                                                                                                                          17,272,220

                                                                                                                     ---------------

             Communications:  1.7%
    8,000    Executone Business Solutions (telecommunication service)              Term B          07/01/03                8,000,000

    9,929    Shared Technologies, Inc. (communication services)                    Term B          03/31/03                9,928,571
                                                                                                                     ---------------

                                                                                                                          17,928,571
                                                                                                                     ---------------

             Construction Products and Services:  2.3%
   18,400    MTF Acquisition Corp. (paint and coating products)                    Term            11/30/02               18,400,000

    4,000    The Presley Companies (homebuilder)                                   Revolver        05/20/97                4,000,000

    1,908    United Building Materials, Inc. (stone and concrete products)         Term            04/30/96                1,860,362

                                                                                                                     ---------------

                                                                                                                          24,260,362

                                                                                                                     ---------------

             Container Products:  0.9%
   10,000    Reid Plastics, Inc. (plastic bottle manufacturer)                     Term B          03/31/02               10,000,000

                                                                                                                     ---------------


             Diversified Financial:  1.4%
   15,000    Dollar Financial Group, Inc. (retail check cashing)                   Term B          06/30/01               15,000,000

                                                                                                                     ---------------


             Diversified Manufacturing:  7.7%
    5,688    Cambridge Industries, Inc. (automotive plastics)                      Term B          05/17/02                5,687,742

    6,399      Cambridge Industries, Inc.                                          Term C          11/17/03                6,398,580

    2,844      Cambridge Industries, Inc.                                          Term D          05/17/04                2,843,842

   10,000    Capital Tool & Design (brake backing plates)                          Term B          07/19/03               10,000,000

   19,800    Graco Children's Products, Inc. (juvenile products)                   Term B          06/30/03               19,800,000

   13,959    The Hawk Group (metal products and fabrication)                       Term B          06/30/02               13,959,000


                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


Principal
  Amount                                                                             Loan           Stated
 (000's)                             Industry/Borrower                               Type          Maturity              Value
 -------                             -----------------                               ----          --------              -----
             Diversified Manufacturing (continued)
$     276  @ KDI Corp. (defense and leisure products) (2)                          Term A          12/31/96          $        16,791
       13  @  KDI Corp. (2)                                                        Term B          12/31/96                   13,187
      900    Rowe International, Inc. (vending, jukebox, currency machines) (1)    Revolver        12/31/96                  900,000
    7,375     Rowe International, Inc. (1)                                         Term C          12/31/96                4,056,250
    7,933    Spalding & Evenflo Companies, Inc. (sporting, juvenile products)      Term B          10/17/02                7,932,584
   10,978    Worldwide Sports & Recreation Corp. (optics, sports products)         Term B          03/31/01               10,703,160
                                                                                                                     ---------------
                                                                                                                          82,311,136
                                                                                                                     ---------------
             Diversified Services/Entertainment:  3.6%
    7,160    AMF Group (bowling centers and equipment)                             Term A          05/01/04                7,231,981
    2,825     AMF Group                                                            Term B          05/01/03                2,852,774
    6,913    Bankers Systems, Inc. (compliance services to banking industry)       Term B          11/01/02                6,912,500
   13,080    Marvel IV Holdings, Inc. (diversified services and entertainment)     Revolver        06/22/99               13,080,000
    7,880    Staff Capital, L.P. (payroll and human resource services)             Term            12/08/99                7,880,000
                                                                                                                     ---------------
                                                                                                                          37,957,255
                                                                                                                     ---------------
             Electrical Equipment:  0.9%
    9,905    Merkle-Korff Industries (custom industrial electric motors)           Term B          03/15/03                9,905,232
                                                                                                                     ---------------
             Electronic Equipment:  5.7%
    6,763    Details, Inc. (prototype circuit boards)                              Term            02/13/01                6,762,712
   12,500    Dictaphone Acquisition, Inc. (dictation and recording equipment)      Term            06/30/02               12,500,000
    4,881    Elgar Electronics (electronic testing equipment)                      Term B          03/31/03                4,881,140
    8,780    Intesys Technologies, Inc. (contract engineering and manufacturing)   Term B          12/31/01                8,780,488
    3,471    K-Tec Holdings (telephone and communications equipment)               Term B          02/01/03                3,471,269
    3,968     K-Tec Holdings                                                       Term C          02/01/04                3,967,647
    5,360    Packard Bell Electronics, Inc. (personal computer manufacturer)       Revolver        04/18/97                5,359,564
   15,000    PSC Incorporated (scanning equipment)                                 Term B          06/28/02               15,000,000
                                                                                                                     ---------------
                                                                                                                          60,722,820
                                                                                                                     ---------------
             Food/Tobacco Products and Services:  4.8%
    2,563    Bumble Bee Seafoods, Inc. (canned seafood)                            Term A          09/15/96                2,562,500
    3,750     Bumble Bee Seafoods, Inc.                                            Term B          09/15/96                3,750,000
    4,478    Edward's Baking Co. (food service bakery)                             Term B          09/30/02                4,477,500
   25,000    Favorite Brands International (confectionary manufacturer)            Term B          08/01/04               25,000,000
    2,500    Liggett Group Inc. (tobacco products)                                 Revolver        09/15/97                2,500,000
    2,162    Tom's Foods, Inc. (snack foods) (1)                                   Term            12/31/98                  864,905
    7,385    Van De Kamp's (frozen foods)                                          Term B          04/30/03                7,384,615
    4,615     Van De Kamp's                                                        Term C          09/30/03                4,615,385
                                                                                                                     ---------------
                                                                                                                          51,154,905
                                                                                                                     ---------------
             Food Stores:  7.0%
    6,202    Dominick's Finer Foods, Inc. (Chicago area supermarkets)              Term C          03/31/03                6,217,878
    6,202     Dominick's Finer Foods, Inc.                                         Term D          09/30/03                6,217,878

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


Principal
  Amount                                                                             Loan           Stated
 (000's)                             Industry/Borrower                               Type          Maturity              Value
 -------                             -----------------                               ----          --------              -----
             Food Stores (continued)
$   1,000  @ New Almac's Inc. (Rhode Island supermarkets) (3)                      Sr. Note        11/18/01          $       390,000

       40  @         New Almac's Inc. (3)                                          Sr. Note        11/18/04                   15,722

    6,723    Ralph's Grocery Co. (Southern California supermarkets)                Term B          06/15/02                6,756,317

    6,726            Ralph's Grocery Co.                                           Term C          06/15/03                6,759,275

    4,988            Ralph's Grocery Co.                                           Term D          06/15/04                5,013,042

   11,675    Smith's Food & Drug Co. (western states supermarkets)                 Term A          08/31/02               11,733,131

    4,988            Smith's Food & Drug Co.                                       Term B          08/31/02                5,012,438

    4,988            Smith's Food & Drug Co.                                       Term C          08/31/04                5,012,437

    4,988            Smith's Food & Drug Co.                                       Term D          08/31/04                5,012,437

   16,333    Star Markets Co., Inc. (Boston area supermarkets)                     Term B          12/31/01               16,332,895

                                                                                                                     ---------------

                                                                                                                          74,473,450

                                                                                                                     ---------------

             Furniture & Garden Products:  2.6%
    2,472    Interco (furniture)                                                   Term B          03/29/03                2,472,429

      460            Interco                                                       Term C          03/29/04                  459,698

   17,500    Lifestyle Furnishings International (furniture)                       Term B          06/20/04               17,500,000

    6,957    Simmons Company (mattress manufacturer)                               Term B          03/31/03                6,956,774

                                                                                                                     ---------------

                                                                                                                          27,388,901

                                                                                                                     ---------------

             General Merchandise Retailing:  8.6%
   50,000    Kmart Corp. (general merchandise retailer)                            Term            12/19/99               50,000,000

   19,700    Liberty House, Inc. (Hawaiian department store chain)                 Term B          06/30/02               19,700,000

    6,919    Peebles, Inc. (department store chain)                                Term A          04/30/01                6,919,187

    7,901            Peebles, Inc.                                                 Term B          04/30/02                7,900,750

    3,504    Saks and Company (general merchandise retailer)                       Term A          06/30/00                3,504,428

    1,413            Saks and Company                                              Term B          06/30/98                1,413,481

    2,183            Saks and Company                                              Term B3         06/30/00                2,182,887

                                                                                                                     ---------------

                                                                                                                          91,620,733

                                                                                                                     ---------------

             Health Care Services:  3.9%
    7,260    Community Health Systems (hospitals)                                  Term B          12/31/03                7,260,274

    7,260            Community Health Systems                                      Term C          12/31/04                7,260,274

    5,479            Community Health Systems                                      Term D          12/31/05                5,479,452

    6,000    Covenant Care, Inc. (long-term healthcare facilities)                 Term            06/30/99                6,000,000

    4,853    H.E.C. Investments, Inc. (health club operator)                       Term A          12/31/00                4,852,941

    7,000            H.E.C. Investments, Inc.                                      Term B          12/31/99                7,000,000

    3,261    Mediq/PRN Life Support Inc. (hospital equipment leasing)              Term            09/28/98                3,260,799

                                                                                                                     ---------------

                                                                                                                          41,113,740

                                                                                                                     ---------------

             Health & Beauty Products:  2.6%
   17,375    ICON Health & Fitness Co. (exercise equipment)                        Term B          11/14/01               17,375,000

   10,000    Revlon Inc. (cosmetics manufacturer)                                  Term            12/31/00               10,000,000

                                                                                                                     ---------------

                                                                                                                          27,375,000

                                                                                                                     ---------------


                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


Principal
  Amount                                                                             Loan           Stated
 (000's)                             Industry/Borrower                               Type          Maturity              Value
 -------                             -----------------                               ----          --------              -----
             Industrial Chemicals:  2.3%
$   9,250    Cedar Chemical Corp. (specialized chemicals)                          Term B          10/30/03          $     9,250,000
   10,000    Sterling Chemicals (industrial chemicals)                             Term B          09/30/04               10,000,000
    5,000    Texas Petrochemicals (industrial chemicals)                           Term B          06/30/04                5,000,000
                                                                                                                     ---------------
                                                                                                                          24,250,000
                                                                                                                     ---------------
             Industrial Equipment:  4.1%
    2,836    Calmar (non-aerosol fluid dispensing systems)                         Term A          09/15/03                2,835,714
    2,127     Calmar                                                               Term B          03/15/04                2,126,786
    9,947    Graphic Controls Corp. (industrial and medical charts)                Term B          09/28/03                9,947,195
    5,063    Intermetro Industries Inc. (storage and material transport products)  Term B          06/30/03                5,062,500
    3,938     Intermetro Industries Inc.                                           Term C          06/30/04                3,937,500
    4,961    Jackson Products, Inc. (industrial safety equipment manufacturer)     Term B          09/01/03                4,960,870
    4,963     Jackson Products, Inc.                                               Term C          09/01/02                4,962,500
    9,929    Schrader, Inc. (fluid/air control valve manufacturer)                 Term B          11/30/02                9,928,572
                                                                                                                     ---------------
                                                                                                                          43,761,637
                                                                                                                     ---------------
             Industrial Services:  2.2%
   13,750    Clean Harbors (environmental services)                                Term            05/08/00               13,750,000
    9,880    Primeco, Inc. (equipment rental)                                      Term            12/31/00                9,880,000
                                                                                                                     ---------------
                                                                                                                          23,630,000
                                                                                                                     ---------------
             Media/Broadcast:  8.3%
    4,600    Benedek Broadcasting Corp. (broadcasting)                             Axel A (A)      12/05/02                4,600,000
    4,500     Benedek Broadcasting Corp.                                           Axel B (A)      12/05/02                4,500,000
    7,250    Eller Media Company (outdoor advertising)                             Term            12/31/03                7,250,000
   10,000    FrontierVision (cable television)                                     Term B          06/30/05               10,000,000
   10,000    Intermedia Partners IV (cable television)                             Term            01/01/05               10,000,000
    4,866    Maryland Cable (cable television)                                     Term A          12/31/02                4,866,495
    7,788     Maryland Cable                                                       Term B          12/31/02                7,788,206
   10,000    Metro-Goldwyn-Mayer, Inc. (film library)                              Term            04/15/97               10,000,000
    5,844    Outdoor Systems, Inc. (outdoor advertising)                           Term B          12/31/02                5,843,750
    5,844     Outdoor Systems, Inc.                                                Term C          12/31/03                5,843,750
    8,000    Panavision International, Inc. (motion picture cameras)               Term B          03/31/04                8,000,000
    9,900    Phoenix Associates, Inc. (cable television)                           Term B          12/31/99                9,900,000
                                                                                                                     ---------------
                                                                                                                          88,592,201
                                                                                                                     ---------------
             Metal Products:  3.4%
    9,925    GS Technologies (metal products fabricator)                           Term            09/30/02                9,925,000
    9,444    Hayes Wheels International (automotive wheels)                        Term B          07/31/04                9,444,444
    7,556     Hayes Wheels International                                           Term C          07/31/04                7,555,556
      800    National Refractories Inc. (kiln lining materials)                    Term B          09/30/99                  800,000
    5,000     National Refractories Inc.                                           Term C          09/30/99                5,000,000
    3,250    Triangle Wire and Cable Inc. (metal products fabricator)              Revolver        03/28/97                3,250,000
                                                                                                                     ---------------
                                                                                                                          35,975,000
                                                                                                                     ---------------

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


Principal
  Amount                                                                             Loan           Stated
 (000's)                             Industry/Borrower                               Type          Maturity              Value
 -------                             -----------------                               ----          --------              -----
             Miscellaneous Companies:  1.3%
$   4,255    Dade International (medical testing equipment manufacturer)           Term B          12/31/04          $     4,254,545
    4,255            Dade International                                            Term C          12/31/04                4,254,545
    4,491            Dade International                                            Term D          12/31/04                4,490,910
      263    General Aquatics, Inc. (swimming pool manufacturer)                   Term            06/30/00                  263,292
                                                                                                                     ---------------
                                                                                                                          13,263,292
                                                                                                                     ---------------
             Paper Products:  3.7%
    6,979    Mail-Well Corp. (envelopes and specialty printing)                    Term B          07/31/03                6,979,164
    5,000    RIC Holdings, Inc. (packaging and paper products)                     Term A          02/28/03                5,000,000
   17,857            RIC Holdings, Inc.                                            Term B          02/27/04               17,857,143
    7,143            RIC Holdings, Inc.                                            Term C          08/31/04                7,142,857
    2,827    Supremex, Inc. (Canadian envelope manufacturer)                       Term B          07/31/03                2,826,525
                                                                                                                     ---------------
                                                                                                                          39,805,689
                                                                                                                     ---------------
             Publishing and Information Services:  1.6%
    7,470    NBC Acquisition (wholesale and retail textbooks)                      Term            08/31/03                7,470,000
    5,000    Softworld Services (software fulfillment services)                    Term A          06/30/00                5,000,000
    5,000            Softworld Services                                            Term B          06/30/01                5,000,000
                                                                                                                     ---------------
                                                                                                                          17,470,000
                                                                                                                     ---------------
             Restaurants:  1.6%
   12,761    America's Favorite Chicken Co. (food service franchisor)              Term A          10/31/01               12,760,614
    4,028    Long John Silvers Inc. (quick service seafood restaurant chain)       Bridge          09/30/97                4,027,554
      177            Long John Silvers Inc.                                        Term-PIK        09/30/97                  176,694
                                                                                                                     ---------------
                                                                                                                          16,964,862
                                                                                                                     ---------------
             Specialty Retailing:  2.6%
      340    American Blind & Wallpaper (home furnishings retailer)                Term            10/31/96                  340,409
    4,844    Camelot Music, Inc. (music stores) (3)                                Term B          02/28/02                3,148,821
    7,093    Color Tile, Inc. (home improvement retailer) (3)                      Term A          12/31/96                5,461,867
    8,035            Color Tile, Inc. (3)                                          Term C          12/31/98                6,186,861
    1,244            Color Tile, Inc. (D.I.P.) (3)                                 Revolver        12/31/98                1,243,577
    2,484    M & H Drugs, Inc. (Midwestern retail drugstores)                      Term            12/31/96                2,422,080
    8,825    Murray's Discount Auto Parts (auto parts retailer)                    Term            09/30/01                8,824,745
                                                                                                                     ---------------
                                                                                                                          27,628,360
                                                                                                                     ---------------
             Textile & Leather Products:  1.4%
    1,920    Blackstone Capital (carpet manufacturer)                              Term            01/13/97                1,920,000
      580            Blackstone Capital                                            Term            01/13/97                  580,000
   10,000    Glenoit Mills, Inc. (specialty and decorative fabrics)                Term            03/31/00               10,000,000
    2,500    Wasserstein (carpet manufacturer)                                     Term            01/13/97                2,500,000
                                                                                                                     ---------------
                                                                                                                          15,000,000
                                                                                                                     ---------------
             Transportation:  1.9%
    5,000    Cruise Ship L.L.C. (cruise ship operator)                             Term            07/01/01                5,000,000
    7,339    Sky Chef's International, Inc. (airline food service)                 Term B          09/15/01                7,347,830


                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


Principal
  Amount                                                                             Loan           Stated
 (000's)                             Industry/Borrower                               Type          Maturity              Value
 -------                             -----------------                               ----          --------              -----
             Transportation (continued)
   $1,616    Sky Chef's International, Inc.                                        Term C          09/15/03           $    1,619,971
    5,886    Sky Chef's International, Inc.                                        Term B          09/15/01                5,910,361
                                                                                                                     ---------------
                                                                                                                          19,878,162
                                                                                                                     ---------------
                             Total Senior Loan Interests - 98.6%                                                       1,049,886,435
                             (Cost $1,059,970,525)                                                                   ---------------

                             OTHER CORPORATE DEBT

             Diversified Manufacturing:  0.6%
    6,000    Capital Tool & Design (brake backing plates)                          Sub. Note       07/26/03                6,000,000
                                                                                                                     ---------------
             Food Stores:   0.0%
    1,111  @ New Almac's Inc. (formerly Almac's, Rhode Island
                     supermarkets) (3)                                             Sub. Note       12/01/04                     --
                                                                                                                     ---------------
                             Total Other Corporate Debt - 0.6%                                                             6,000,000
                             (Cost $6,848,197)                                                                       ---------------

                       COMMON STOCK AND PREFERRED STOCK

   Shares
   ------
             Diversified Manufacturing:  0.0%
    2,633  @ KDI Corp.--common (defense and leisure products) (2)                                                               --
                                                                                                                     ---------------
             Miscellaneous Companies: 0.0%
   26,121  @ General Aquatics, Inc.--common (swimming pool manufacturer) (R)                                                 156,700
                                                                                                                     ---------------
             Restaurants:  0.4%
  413,980  @ America's Favorite Chicken Co.--common (quick service restaurant chain) (R)                                   1,373,141
   24,848    America's Favorite Chicken Co.--preferred (quick service restaurant chain) (R)                                2,484,800
   17,664  @ Flagstar, Inc.---common (family restaurants, institutional food service companies)                               46,368
                                                                                                                     ---------------
                                                                                                                           3,904,309
                                                                                                                     ---------------
             Textiles:  0.2%
   12,764  @ Dan River (Braelan) Corp.--common (diversified textiles) (R)                                                  2,288,045
                             Total Common Stock and Preferred Stock - 0.6%                                           ---------------
                             (Cost $4,462,495)                                                                             6,349,054
                                                                                                                     ---------------

                 STOCK PURCHASE WARRANTS AND OTHER SECURITIES

        1  @ Autotote Systems, Inc., Warrant representing 48,930 common shares (designer and
                     manufacturer of wagering equipment), Expires 10/30/03 (R)                                                57,494
   80,634  @ Capital Tool & Design, Warrants representing 80,634 common shares (brake
                     backing plates) (R)                                                                                     143,530
   19,000  @ Covenant Care, Inc., Warrants representing 19,000 common shares (long-term
                     healthcare facilities) (R)                                                                              285,000

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                                                                 Value
  ------                                                                                                                 -----

        1  @ Cruise Ship, L.L.C., Warrant representing 4,105 voting shares (cruise ship operator) (R)                $       129,446
        1  @ Cruise Ship, L.L.C., Warrant representing 4,666 non-voting shares (R)                                           147,136
   26,606  @ KDI Corp. Units of Trust (defense and leisure products) (R)(2)                                                      --
        1  @ Staff Capital, L.P., Warrant to purchase 0.5% of the Common Limited Partnership
                     Units (payroll and human resource services), Expires 11/05/03 (R)                                       614,789
        1  @ Staff Capital, L.P., Warrant to purchase 0.5% of the Preferred Limited Partnership
                     Units, Expires 11/05/03 (R)                                                                              61,000
   45,000  @ Victory Holding Corp., Warrants representing 45,000 common shares (Rhode Island
                     supermarkets), Expires 12/01/01 (R)(3)                                                                      --
                             Total Stock Purchase Warrants and Other Securities - 0.1%                               ---------------
                             (Cost $60,987)                                                                                1,438,395
                                                                                                                     ---------------

                            SHORT-TERM INVESTMENTS
Principal
  Amount
 (000's)
             Commercial Paper:   0.1%
     $800    GE Capital Corp., 5.10% Due 09/03/96                                                                            799,773
                             Total Short-Term Investments - 0.1%                                                     ---------------
                             (Cost $799,773)                                                                                 799,773
                                                                                                                     ---------------

                             Total Investments - 100.0%                                                              $ 1,064,473,657
                             (Cost $1,072,141,977)                                                                   ===============

-------------------
 @   Non-income producing security
(/\) Axel describes an amortizing extended term loan with limited call protection.
(R)  Restricted security
 \/ Senior loan interests, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loan interests bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
(1) The borrower is restructuring and interest is being recognized as cash payments are received.
(2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of developing a plan of liquidation.
(3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan of reorganization.
(4) For Federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,072,141,977 and net unrealized depreciation consists of the following:

             Gross Unrealized Appreciation            $4,990,929
             Gross Unrealized Depreciation           (12,659,249)
                                                    -------------
                  Net Unrealized Depreciation        ($7,668,320)
                                                    =============

                See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust
------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of August 31, 1996 (Unaudited)
------------------------------------------------------------------------------

 ASSETS:
 Investments in securities at value (Cost $1,072,141,977)                                         $1,064,473,657
 Dividends and interest receivable                                                                     8,591,980
 Prepaid facility fees                                                                                   422,017
 Prepaid expenses                                                                                        120,650
                                                                                                  ---------------
                 Total assets                                                                      1,073,608,304
                                                                                                  ---------------
 LIABILITIES:
 Notes payable                                                                                       197,000,000
 Deferred facility fees                                                                                5,776,486
 Accrued interest payable                                                                              1,190,194
 Accrued management fees                                                                                 699,275
 Overdraft payable to custodian                                                                          892,452
 Accrued administration fees                                                                             121,954
 Accrued expenses                                                                                        622,353
                                                                                                  ---------------
                 Total liabilities                                                                   206,302,714
                                                                                                  ---------------
 NET ASSETS (equivalent to $9.60 per share, based on 90,355,152 shares outstanding, unlimited number of shares of beneficial interest authorized,
      no par value)                                                                                $ 867,305,590
                                                                                                   ==============
 Net Assets Consist of:
      Paid-in capital                                                                              $ 871,819,408
      Undistributed net investment income                                                              9,481,619
      Accumulated net realized loss on investments                                                    (6,327,117)
      Net unrealized depreciation of investments                                                      (7,668,320)
                                                                                                   --------------
                 Net assets                                                                        $ 867,305,590
                                                                                                   ==============

                See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Six Months Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------



   INVESTMENT INCOME:
   Interest                                                        $ 39,168,095
   Facility fees earned                                               3,295,607
   Other                                                                921,866
   Dividends                                                             36,443
                                                                   -------------
    Total investment income                                          43,422,011
                                                                   -------------
   EXPENSES:
   Investment management fees                                         3,713,854
   Interest expense                                                   1,194,898
   Administration fees                                                  656,673
   Transfer agent and registrar fees                                    391,336
   Miscellaneous expense                                                320,076
   Recordkeeping and pricing fees                                       173,927
   Security loan fees                                                   147,751
   Professional fees                                                     92,592
   Reports to shareholders                                               86,964
   Custodian fees                                                        61,095
   Trustees' fees                                                        43,482
   Insurance expense                                                     18,703
                                                                   -------------
    Total expenses                                                    6,901,351
                                                                   -------------
    Less: Earnings credits                                              (17,613)
    Net expenses                                                      6,883,738
                                                                   -------------
        Net investment income                                        36,538,273
                                                                   -------------
   REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
   Net realized gain on investments                                   1,583,402
   Change in unrealized depreciation of investments                  (2,954,878)
                                                                   -------------
    Net loss on investments                                          (1,371,476)
                                                                   -------------
        Net increase in net assets resulting from operations       $ 35,166,797
                                                                   =============

                See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

-----------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------


                                                                         Six Months Ended
                                                                            August 31,              Year Ended
                                                                                1996               February 29,
                                                                            (Unaudited)                1996
                                                                         ----------------         --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                    $    36,538,273          $  79,824,660
Net realized gain (loss) on investments                                        1,583,402             (3,827,587)
Change in unrealized depreciation of investments                              (2,954,878)            (3,260,231)
                                                                         ----------------         --------------
 Net increase in net assets resulting from operations                         35,166,797             72,736,842

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                                     (36,167,238)           (76,983,896)

CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                                            5,368,440                    --
Net increase in net assets derived from the sale of shares in
 connection with rights offering                                                     --                 101,482
                                                                         ----------------         --------------
 Total increase (decrease) in net assets                                       4,367,999             (4,145,572)

NET ASSETS:
Beginning of period                                                          862,937,591            867,083,163
                                                                         ----------------         --------------
End of period (including undistributed net investment
 income of $9,481,619 and $9,110,584, respectively)                      $   867,305,590          $ 862,937,591
                                                                         ===============          =============

                See accompanying Notes to Financial Statements.

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Six Months Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------



INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
  Interest received                                                           $40,884,855
  Dividends received                                                               36,443
  Facility fees received                                                        3,991,253
  Commitment fees received                                                         64,724
  Other income received                                                           947,998
  Operating expenses paid                                                      (6,077,871)
  Net proceeds of short-term investments                                       37,577,689
  Purchases of portfolio securities                                          (618,873,393)
  Proceeds from disposition of portfolio securities                           368,869,194
                                                                            -------------
    Net cash used for operating activities                                   (172,579,108)
                                                                            -------------
Cash Flows From Financing Activities:
  Dividends paid                                                              (30,798,798)
  Loan advance                                                                197,000,000
                                                                            -------------
    Net cash provided by financing activities                                 166,201,202
                                                                            -------------

  Net increase in cash                                                         (6,377,906)
  Cash at beginning of period                                                   5,485,454
                                                                            -------------
  Cash at end of period                                                     $    (892,452)
                                                                            =============
Reconciliation Of Net Increase In Net Assets Resulting From
  Operations To Net Cash Provided By Operating Activities:
  Net increase in net assets resulting from operations                         35,166,797
                                                                            -------------
  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Increase in investments in securities                                    (209,522,259)
    Decrease in dividends and interest receivable                                 343,861
    Increase in prepaid facility fees                                            (422,017)
    Increase in prepaid expenses                                                  (29,115)
    Increase in deferred facility fees                                            695,646
    Increase in accrued interest payable                                        1,190,194
    Decrease in accrued expenses                                                   (2,215)
                                                                            -------------
    Total adjustments                                                        (207,745,905)
                                                                            -------------
         Net cash used for operating activities                             $(172,579,108)
                                                                            =============

                See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

-------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
-------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                           August 31,           Year Ended         Years Ended February 28,
                                                              1996             February 29,        ------------------------
                                                          (Unaudited)            1996(6)             1995              1994
                                                          -----------          ------------        --------          --------
 Per Share Operating Performance
 Net asset value, beginning of period                         $9.61                 $9.66            $10.02            $10.05
                                                            ---------             ---------        ----------        ----------
 Net investment income                                         0.40                  0.89              0.74              0.60
 Net realized and unrealized gain (loss)
   on investments                                             (0.01)                (0.08)             0.07             (0.05)
                                                            ---------             ---------        ----------        ----------
 Increase in net asset value from investment
   operations                                                  0.39                  0.81              0.81              0.55
                                                            ---------             ---------        ----------        ----------
 Distributions from net investment income                     (0.40)                (0.86)            (0.73)            (0.60)
                                                            ---------             ---------        ----------        ----------
 Reduction in net asset value from rights
   offering                                                     ---                   ---             (0.44)              ---
 Increase in net asset value from repurchase
   of capital stock                                             ---                   ---               ---              0.02
                                                            ---------             ---------        ----------        ----------
 Net asset value, end of period                               $9.60                 $9.61             $9.66            $10.02
                                                            =========             =========        ==========        ==========
 Closing market price at end of period                        $9.88                 $9.50             $8.75             $9.25
 Total Return
 Total investment return at closing
   market price (3)                                            8.40%                19.19%             3.27%(5)          8.06%
 Total investment return at closing
   net asset value (4)                                         4.18%                 9.21%             5.24%(5)          6.28%
 Ratios/Supplemental Data
 Net assets, end of period (000's)                         $867,306              $862,938          $867,083          $719,979
 Ratios to average net assets:
   Expenses                                                    1.58%(1)              1.23%             1.30%             1.31%
   Net investment income                                       8.41%(1)              9.23%             7.59%             6.04%
 Portfolio turnover rate                                         42%                   88%              108%               87%
 Shares outstanding at end of period (000's)                 90,355                89,794            89,794            71,835
 Average daily bank loans outstanding
   during the period (000's)                                $40,054              $    ---            $2,811          $    ---
 Average monthly shares outstanding
   during the period (000's)                                 90,010                89,794            74,598
 Average daily bank loans per share
   during the period                                          $0.45              $    ---             $0.04          $    ---

--------------------------
  *   Commencement of operations.
 (1)  Annualized.
 (2) Prior to the waiver of expenses, the ratio of expenses to average net assets was 1.95%(1), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratio of net investment income to average net assets was 8.91%(1), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989 and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
 (3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993 covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                       Pilgrim America Prime Rate Trust

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period (Continued)
------------------------------------------------------------------------------------------------------------------------------------


                                                Year Ended      Year Ended        Years Ended February 28,       May 12, 1988*
                                               February 28,    February 29,     ---------------------------     to February 28,
                                                   1993            1992            1991            1990             1989
                                               ------------    ------------     -----------     -----------      -----------
 Per Share Operating Performance
 Net asset value, beginning of period           $      9.96     $      9.97      $    10.00      $    10.00       $    10.00
                                               ------------    ------------     -----------     -----------      -----------
 Net investment income                                 0.60            0.76            0.98            1.06             0.72
 Net realized and unrealized gain (loss)
   on investments                                      0.01           (0.02)          (0.05)            ---              ---
                                               ------------    ------------     -----------     -----------      -----------
 Increase in net asset value from investment
   operations                                          0.61            0.74            0.93            1.06             0.72
                                               ------------    ------------     -----------     -----------      -----------
 Distributions from net investment income             (0.57)          (0.75)          (0.96)          (1.06)           (0.72)
                                               ------------    ------------     -----------     -----------      -----------
 Reduction in net asset value from rights
   offering                                             ---             ---             ---             ---              ---
 Increase in net asset value from repurchase
   of capital stock                                    0.05             ---             ---             ---              ---
                                               ------------    ------------     -----------     -----------      -----------
 Net asset value, end of period                 $     10.05     $      9.96      $     9.97      $    10.00       $    10.00
                                               ============    ============     ===========     ===========      ===========
 Closing market price at end of period          $      9.13             ---             ---             ---              ---
 Total Return
 Total investment return at closing
   market price (3)                                   10.89%            ---             ---             ---              ---
 Total investment return at closing
   net asset value (4)                                 7.29%           7.71%           9.74%          11.13%            7.35%
 Ratios/Supplemental Data
 Net assets, end of period (000's)              $   738,810     $   874,104      $1,158,224      $1,036,470       $  252,998
 Ratios to average net assets:
   Expenses                                            1.42%           1.42%(2)        1.38%           1.46%(2)         1.18%(1)(2)
   Net investment income                               5.88%           7.62%(2)        9.71%          10.32%(2)         9.68%(1)(2)
 Portfolio turnover rate                                 81%             53%             55%            100%              49%(1)
 Shares outstanding at end of period (000's)         73,544          87,782         116,022         103,660           25,294
 Average daily bank loans outstanding
   during the period (000's)                    $       636     $     8,011      $    2,241      $      ---       $      ---
 Average monthly shares outstanding
   during the period (000's)                         79,394         102,267         114,350             ---              ---
 Average daily bank loans per share
   during the period                            $      0.01     $      0.08      $     0.02      $      ---       $      ---

(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.

                See Accompanying Notes to Financial Statements

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

Pilgrim America Prime Rate Trust (the "Trust", formerly Pilgrim Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust invests in senior loan interests which are exempt from registration under the Securities Act of 1933 but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Senior loan interests are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim America Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loan interests has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loan interests for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Trust. The differences between the income or gains distributed on a book versus

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


    tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-dividend date. Facility fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other timing differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale of bid price plus commission is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

NOTE 2-INVESTMENTS

For the six-months ended August 31, 1996, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $618,873,393 and $368,869,194, respectively. At August 31, 1996, the
Trust held senior loans valued at $1,049,886,435 representing 98.6% of its total investments. The Trust had $197.0 million outstanding under its revolving credit facility on August 31, 1996. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loan interests acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loan interests held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                    Dates of        Cost or
                                                   Acquisition   Assigned Basis
                                                   -----------  ----------------

America's Favorite Chicken Co.-Common                 11/05/92        $        1
America's Favorite Chicken Co.-Preferred              11/05/92         2,484,761
Autotote Systems, Inc.-Warrant                        11/11/92                 -
Capital Tool & Design-Warrant                         07/26/96                 -
Covenant Care, Inc.-Warrants                          12/22/95                 -
Cruise Ship, LLC-Warrant, Voting Share                09/13/95                 -
Cruise Ship, LLC-Warrant, Non-Voting Share            09/13/95                 -
Dan River (Braelen) Corp.-Common                      09/15/91         1,529,753
General Acquatics, Inc.-Common                        09/19/95           193,619
KDI Corp. Units of Trust                              09/19/95                 -
Staff Capital, L.P., Common Warrant                   09/01/95               100
Staff Capital, L.P., Preferred Warrant                09/01/95            61,000
Victory Holding Corp.-Warrants                        11/18/94                 -
                                                                      ----------

Total restricted securities excluding senior loans
  (market value of $5,453,036 was 0.63% of net assets
  at August 31, 1996)                                                 $4,269,234
                                                                      ==========

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

At February 29, 1996, the Trust had a capital loss carryforward for federal income tax purposes of approximately $7,557,291 which is scheduled to expire through February 28, 2004.

NOTE 3-MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. (the "Manager") a wholly-owned subsidiary of Pilgrim America Group, Inc. ("PAG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 to $800 million; and 0.65% of the average daily net assets plus borrowings in excess of $800 million. At August 31, 1996, the Trust owed the Manager $699,275 in investment management fees.

The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the Rights Offering (See Note 7) to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust has also entered into an Administration Agreement with PAG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million. At August 31, 1996, the Trust owed the Manager $121,954 in administration fees.

NOTE 4-COMMITMENTS

The Trust has entered into a four year revolving credit agreement to borrow up to $285 million from a syndicate of major banks. The borrowing rate under this loan agreement is 0.50% over LIBOR, or if lower, the federal funds rate. The Trust will also pay a 0.125% fee for any unborrowed amount. The amount of borrowings outstanding at August 31, 1996, was $197 million.

As of August 31, 1996, the Trust had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

--------------------------------------------------------------------------------

Atlas Air                    $10,472,078  Packard Bell
Color Tile, Inc.                 659,857  Electronics, Inc.          $ 9,640,436
Edward's Baking Co.            1,011,250  Presley Companies            2,000,000
Grimes Aerospace Corp.         1,442,947  Rowe International, Inc.       100,000
Liggett Group, Inc.            1,500,000  Smith's Food & Drug Co.      6,825,193
Marvel IV Holdings            16,920,000  Titanium Metals, Inc.        5,000,000
                                          Triangle Wire and
                                          Cable, Inc.                  2,903,846
                                                                     -----------
                                                                     $58,475,607
                                                                     ===========

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


At a meeting of the Board of Trustees held on July 16, 1992, the Trustees authorized the Trust to institute a $75,000,000 Repurchase Program, whereby the Trust would repurchase shares of its outstanding stock on the New York Stock Exchange. At their April 21, 1993 meeting, the Board of Trustees authorized an additional $25,000,000 Repurchase Program. As of August 31, 1996, the Trust had repurchased 8,392,000 shares of its common stock at a total cost of $78,788,625 pursuant to the Repurchase Programs. The weighted average discount per share between the cost of the repurchases and the net asset value applicable to such shares at the date of repurchase was 5.8%.

NOTE 5-RIGHTS OFFERING

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6-CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the six months ended August 31, 1996, the Trust received earnings credits of $17,613.

NOTE 7-SUBSEQUENT EVENT

On September 16, 1996, the Trust's Board of Trustees approved the filing of a Form N-2 registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") regarding the proposed offering of additional shares of beneficial interest of the Trust pursuant to a non-transferable rights offering. The Registration Statement contemplates that the Trust will issue to shareholders one non-transferable right for each full share of the Trust's Common Shares owned. Shareholders would be entitled to acquire one common share for every five rights exercised at a price equal to 97.5% of the lower of (i) the average of the last reported sales price of a share of the Trust's Common Shares on the New York Stock Exchange on the pricing date and the four preceding business days or (ii) the net asset value of a share of the Trust's Common Shares on the pricing date. The Trust will not issue any rights until the Registration Statement becomes effective by the SEC.


                 Management's Additional Operating Information
                 ---------------------------------------------

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At the Annual Meeting of Trust Shareholders, held August 30, 1994, shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment

                       Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


opportunities to the Trust, including the purchase (i) of U.S. dollar denominated senior corporate loans made to companies headquartered in Canada or U.S. Territories or Possessions; (ii) subject to certain limitations, loans in excess of 10% of an issue of senior bank debt of a corporate borrower; and (iii) with up to 5% of the Trust's assets, loans in tranches of senior collateralized corporate loans that are subordinated in some manner as to the payment of interest and/or principal. At a special meeting held May 2, 1996, Trust Shareholders approved an amendment to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions up to 33.33% of net assets including borrowings, primarily to acquire additional income producing investments.

The Trust's Manager believes that these changes in the Trust's investment policies will increase the number of loan offerings which the Trust may consider acquiring. Furthermore, the Manager also believes that these changes are fully consistent with the Trust's overall investment philosophy of purchasing senior collateralized corporate loans.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Plan, please contact the Shareholder Servicing Agent at (800) 331-1080.

                       Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
Fund Advisors and Agents
--------------------------------------------------------------------------------


Investment Manager                   Institutional Investors and Analysts

Pilgrim America Investments, Inc.    Call Pilgrim America Prime Rate Trust
Two Renaissance Square               1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, AZ85004-4424

Shareholder Servicing Agent          Transfer Agent

Pilgrim America Group, Inc.          Investors Fiduciary Trust Company
Two Renaissance Square               c/o DST Systems, Inc.
40 North Central Avenue              P.O. Box 419368
Suite 1200                           Kansas City, Missouri 64141
Phoenix, AZ85004-4424
1-800-331-1080

WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim America Prime Rate Trust Account Services
c/o  Pilgrim America Group, Inc.
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona  85004-4424

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-331-1080.

                             Pilgrim America Funds

                                 MASTER SERIES
                                 -------------
                            Pilgrim America Masters
                           Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                 ELITE SERIES
                                 ------------
                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                              Pilgrim Government
                            Securities Income Fund




                                Pilgrim America
                                     Funds

 "Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              13-SS-090596 102396